                        Van Eck Global Hard Assets Fund
                        -------------------------------
                            1997 Semi-Annual Report

Dear Fellow Shareholder:

The Global Hard Assets Fund rose 8.5% during the first half of 1997 following the Fund's 45% gain in 1996. In comparison, most relevant commodity price indices were down, such as the Goldman Sachs Commodity Index (GSCI) and the Commodity Research Bureau (CRB) Index, which declined 9.1% and 2.3%, respectively. Financial assets were extremely strong with the S&P 500 rising 20.6% over the same time period. Real estate securities gained 5%.

REVIEW
The biggest surprise of the first half of the year was the strength of financial asset performance relative to hard asset performance. At the beginning of the year, our forecasts called for healthy global economic growth and strong demand for commodities in an environment in which inventories in many commodity sectors were at historical lows. This has typically been a recipe for exceptional hard asset performance. In contrast, financial assets appeared to be fully-valued with peaking profit growth. We therefore expected hard assets to outperform financial assets. However, so far this year, the opposite has held true. There are two primary reasons: an excellent macroeconomic environment for financial assets and supply concerns in regard to hard assets. Strong economic growth with low inflation resulted in both rising earnings and multiples in the stock market. The real growth rate of the U.S. economy, for example, rose 5.9% during the first quarter of the year, yet inflation rates are near 25-year lows. Meanwhile, new supplies in certain hard asset sectors put pressure on these markets.

On the equity side, the Fund's winners included energy, paper and forest products and industrial metals shares while losses were sustained in gold-mining shares and some oil exploration and production company shares. The Fund's big winners in the energy sector included Pacalta Resources, a Canadian exploration and production company, which rose 100% during the first six months, and Windsor Energy, up 50% during the first half of the year, both on successful drilling results. In the oil service sector, winners included Gulf Island Fabrication, up 76% since its IPO (initial public offering), and Key Energy, up 60% during the year.

Holdings that underperformed included United Meridian, an exploration and production (E&P) company with properties in Africa and the U.S., which had some disappointing drilling results (down 41% this year), and Abacan Resources, a Canadian E&P company, which sustained poor operating results (down 63% this year). Among forest products and paper stocks, profitable holdings included Fort Howard, up over 80% due to an announced merger with James River, another tissue producer, and Buckeye Cellulose, a specialty pulp producer, which gained 27%.

In the commodities markets, oversupply was the issue. Oil prices declined over 20% on renewed supplies from Iraq and record oil production. Gold prices declined nearly 10% on fears of central bank sales adding supply to the market. These fears were confirmed on July 3 when the Australian Central Bank announced it had sold 167 tonnes of gold, or two-thirds of its gold reserves, in the first half of the year. In both cases, the Fund was able to profit from hedged positions implemented due to our expectation that short-term supply pressures would cause price weakness. Supply of new stock was a feature in the real estate market as new equity issuance reached record levels during the first half of the year. While real estate indices rose approximately 5% over the period, performance was constrained by this new supply. Finally, supply concerns had a positive effect on the copper market where supply disruptions pushed prices 14% higher, despite analyst forecasts of price declines.

Real estate securities lagged in the first half of 1997. In terms of relative performance, the U.S. underperformed--the Wilshire, NAREIT and Morgan Stanley REIT indices were up approximately 5% versus the broader market, which rose almost 20%. While this is somewhat ironic in light of the strong recovery in industry fundamentals in the U.S., it is not surprising given REIT's robust returns in 1996 (up 35%), their historic seasonal outperformance in the second half of the year and a crowded underwriting calendar. Property shares in Japan performed in line with a recovering market there, which reflects improving supply/demand relationships, especially in prime property. Most of the Southeast Asian markets (Thailand, Philippines, Malaysia) declined sharply due to over-supply situations and central bank moves to prevent continued overinvestment in the sector. Hong Kong, on the other hand, rallied up to the handover to China on July 1. The primary risk to the Hong Kong property markets in the short term is that the government may take action to slow the degree of property price inflation that has occurred due to chronic supply/demand imbalances. The Fund's current allocation to Asia property issues is very small.

THE OUTLOOK
We continue to expect positive returns for hard assets in the second half of the year, driven by real estate and forest products and paper companies. Our commodity price projections continue to be dominated by supply-side concerns during the summer months with a pick-up in the fourth quarter of the year. On a macroeconomic level, we believe the second half of the year will see moderately rising global economic growth with flat to moderately rising interest rates here in the U.S.

The Fund's current allocation is approximately 83% equity exposure, over 6% commodity exposure and over 10% cash.* This commodity exposure is a mixture of long positions and hedged positions. The ultimate effect, we believe, is to lower risk in the Fund. Our analysis suggests that aluminum and zinc commodities offer relative value over related equities, and hence, we have purchased the underlying commodities in the Fund. We have hedged a portion of the oil exposure in the Fund as our analysis suggests additional downside to oil prices over the summer.

With regard to forest products and paper, we believe the cycle is beginning to turn positive after nearly two years of difficult market conditions. We see initial signs of rising commodity prices (pulp, newsprint, linerboard) and improving commodity fundamentals, such as falling inventories and lower future supply increases. This environment is one in which paper shares outperform. Our biggest holdings in the sector include Mead, a producer of pulp, printing and writing papers, and Abitibi-Consolidated, the largest newsprint producer in the world.

Real estate securities should also perform well in the second half of the year. We continue to see improving real estate fundamentals, a beneficial interest rate environment and reasonably attractive relative valuations. Moreover, we believe that portfolio managers' more defensive postures during the second half of the year should lead to real estate outperformance as they increase their real estate holdings. Our larger holdings in the sector include Boston Properties, a leading office developer, and Patriot American Hospitality, a dominant hotel owner.

We would like to thank you for your investment in the Global Hard Assets Fund. We look forward to helping you meet your investment objectives in the future.



[PHOTO]                                [PHOTO]

John C. van Eck                        Derek S. van Eck
Chairman                               Portfolio Manager


July 24, 1997

*These allocations reflect futures positions. Futures contracts (com-modity exposure) are listed in Note 6 in the "Notes to Financial
 Statements" section. For accounting purposes, they are not listed as part of the "Statement of Net Assets." In addition, for portfolio allo-cation purposes, futures are netted against cash and equivalents, which is also not reflected in the "Statement of Net Assets."

--------------------------------------------------------------
Performance Record as of 6/30/97
--------------------------------------------------------------
Average Annual                   After Maximum   Before
Total Return                     Sales Charge+   Sales Charge
--------------------------------------------------------------
A shares--Life (since 11/2/94)    24.4%          26.7%
--------------------------------------------------------------
1 year                            25.1%          31.4%
--------------------------------------------------------------
B shares--Life (since 4/24/96)    25.3%          28.5%
--------------------------------------------------------------
1 year                            25.8%          30.8%
--------------------------------------------------------------
C shares--Life (since 11/2/94)    26.7%          26.7%
--------------------------------------------------------------
1 year                            29.7%          30.7%
--------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+  A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
   C shares: 1% redemption charge, 1st year

                              Sector Weightings*
                              -----------------
                              as of June 30, 1997

                                  [PIE CHART]

                        Sector                  Percentage
                        ------                  ----------
                        Cash/Equiv.             10.8%
                        Energy                  32.0%
                        Real Estate             24.9%
                        Industrial Metals       15.5%
                        Forest Products/
                          Paper                 11.3%
                        Precious Metals          4.9%
                        Other                    0.6%


*Sector weighings are shown as percentage of total investments and reflect futures positions (see Note 6 in "Notes to Financial Statements").

                           Geographical Weightings+
                           -----------------------
                              as of June 30, 1997

                                  [PIE CHART]

                        Sector                  Percentage
                        ------                  ----------
                        United States           51.2%
                        Italy                    0.6%
                        Canada                  21.1%
                        Russia                   0.9%
                        Australia                3.3%
                        Sweden                   0.6%
                        Singapore                1.2%
                        France                   0.6%
                        Cash/Equiv.             19.3%
                        Other                    1.2%

+ Listed as percentage of total net assets.

                           Top Ten Equity Holdings*
                           -----------------------
                             As of June 30, 1997

KCS ENERGY, INC.
(U.S., 2.0%)

KCS is a mid-capitalization exploration and production company. The company's key focus areas are the Gulf Coast and Rocky Mountains. KCS has been one of the top performing exploration companies over the past five years in terms of reserve growth, production growth and return on equity.

MEAD CORPORATION
(U.S., 1.9%)

Mead is a paper and forest products company based in Ohio. It produces paper, pulp and paperboard, and manufactures and distributes school, office and industrial supplies. Mead sells its products worldwide.

TITANIUM METALS CORPORATION
(U.S., 1.7%)

Titanium Metals is an integrated producer of high quality titanium products for aerospace, industrial and consumer applications. The company's products include titanium sponge, titanium ingot and slab, mill products and castings. End-use markets for titanium producers include commercial airplanes and golf clubs.

BUCKEYE CELLULOSE CORPORATION
(U.S., 1.7%)

Buckeye Cellulose manufactures and markets specialty cellulose pulps worldwide. The company manufactures both wood-based and cotton linter-based specialty cellulose pulps. End-use markets for the company's products include food casings, high performance auto filters, automobile tires, diapers and other consumer products.

PACALTA RESOURCES LTD.
(Canada, 1.7%)

Pacalta is an intermediate-sized Canadian exploration and production company. The company's main producing properties are in Ecuador with additional properties in Canada and Latin America. Pacalta's success exemplifies the opportunities available as countries around the world allow increased activity by foreign oil companies.

BOSTON PROPERTIES, INC.
(U.S., 1.6%)

Boston Properties is a leading office developer focused on the Boston, D.C. and New York City markets. The company recently completed its IPO, but has a nearly 30-year track record as a successful private company. We expect Boston Properties to grow aggressively through acquisitions and development activity, and also through continued improvement in core portfolio cash flow.

GETCHELL GOLD CORPORATION
(U.S., 1.6%)

Getchell Gold is an intermediate-sized gold producer with properties in Nevada. The company has a growing production and reserve base with good exploration potential.

PRUDENTIAL STEEL LTD.
(Canada, 1.5%)

Prudential Steel is the dominant producer of tubular goods and line pipe for the Canadian oil industry. Tubular goods are steel products that are used within the wells and line pipe is used in the construction of gas- gathering systems. The company plans an expansion into the United States in mid-1998.

PATRIOT AMERICAN HOSPITALITY INC.
(U.S., 1.3%)

Patriot American Hospitality (PAH) is one of the fastest growing hotel REITs in the U.S. The Dallas-based company focuses on acquiring, redeveloping and repositioning hotels for long-term growth through a combination of improved operating performance and appreciation in value.

KEY ENERGY GROUP
(U.S., 1.3%)

Key Energy is one of the leading U.S. operators of workover rigs, which are used to perform maintenance work on existing wells. The company has been the leading consolidator in what remains a relatively fragmented market.

Note: Equities are listed as percentage of total net assets.
* Portfolio is subject to change.

                            Global Hard Assets Fund
               Statement of Net Assets June 30, 1997 (unaudited)

      NO. OF
    SHARES OR
 PRINCIPAL AMOUNT   SECURITIES(A)    VALUE (NOTE 1)
---------------------------------------------------

 AUSTRALIA: 3.3%
 ENERGY: 0.9%
       240,469    Portman Mining
                  Ltd.                  $   597,978
                                        -----------
 INDUSTRIAL METALS: 1.7%
        24,400    CRA Ltd.                  415,170
     9,000,000    Gullewa Gold NL           237,368
       259,700    Pasminco Ltd.             526,425
                                        -----------
                                          1,178,963
                                        -----------
 PRECIOUS METALS: 0.7%
       250,000    Australian
                  Resources Ltd.            101,729
       914,545    Consolidated
                  Gold NL                   199,855
       500,000    Tanganyika Gold
                  NL                        152,594
                                        -----------
                                            454,178
                                        -----------
                                          2,231,119
                                        -----------
 CANADA: 21.1%
 ENERGY: 12.0%
       150,000    Abacan Resources
                  Corp.                     478,125
       200,000    Black Sea Energy
                  Ltd.                      564,992
        72,500    Canadian 88
                  Energy Corp.              294,086
        30,000    CE Franklin Ltd.          154,286
        25,700    Chieftain
                  International,
                  Inc.                      563,794
        19,800    Ensign Resource
                  Service Group,
                  Inc.                      468,270
        91,000    Pacalta
                  Resources Ltd.          1,104,089
    CAN375,000    Pacalta 10.75%
                  6/15/04                   381,563
        47,400    Pendaries
                  Petroleum Ltd.            540,763
        95,000    Plains Energy             653,725
        30,000    Plains Energy
                  Services                   76,056
        37,500    Prudential Steel
                  Ltd.                    1,032,197
        60,000    Interoil Corp.            690,000
       110,000    Stellarton
                  Energy (Special
                  Warrant Expiring
                  6/17/98)+*                315,438
         7,000    Talisman Energy
                  Inc.                      215,240
        20,000    Upton Resources
                  Inc.                      105,613
        85,000    Windsor Energy
                  Corp.                     378,653
                                        -----------
                                          8,016,890
                                        -----------
 FOREST PRODUCTS: 3.7%
        48,000    Abitibi-Price
                  Inc.                      857,050
        45,000    Fletcher
                  Challenge Canada
                  Ltd.                      749,701
        55,000    St. Laurent
                  Paperboard, Inc.          856,542
                                        -----------
                                          2,463,293
                                        -----------
 INDUSTRIAL METALS: 2.7%
        80,600    Atna Resources
                  Ltd.                      204,339
        43,600    Boliden Ltd.
                  (Installment
                  Receipt)                  232,124
       175,000    Breakwater
                  Resources Ltd.            608,453
         6,200    Cameco Corp.              232,407
       517,200    International
                  Uranium Corp.             487,023
                                        -----------
                                          1,764,346
                                        -----------
 PRECIOUS METALS: 1.2%
         9,300    Arizona Star
                  Resources                  59,618
        30,000    Barrick Gold
                  Corp.(b)                  660,000
       707,700    Brazilian
                  Resources Inc.
                  (Special Warrant
                  Expiring
                  3/12/98)+*                102,063
                                        -----------
                                            821,681
                                        -----------
 REAL ESTATE:1.5%
        10,000    Intrawest Corp.           163,750
        40,000    TrizecHahn
                  Corporation               855,000
                                        -----------
                                          1,018,750
                                        -----------
                                         14,084,960
                                        -----------
 FRANCE: 0.6%
 ENERGY: 0.6%
        32,000    Bouygues
                  Offshore SA
                  (ADR)                     400,000
                                        -----------
 HONG KONG: 0.4%
 REAL ESTATE: 0.4%
       100,000    Hong Kong Land
                  Holdings Ltd.             266,000
                                        -----------
 ITALY: 0.6%
 ENERGY: 0.6%
         6,500    Ente Nationale
                  Idrocaburi
                  S.p.A.                    369,688
                                        -----------

      NO. OF
    SHARES OR
 PRINCIPAL AMOUNT   SECURITIES(A)    VALUE (NOTE 1)
---------------------------------------------------

 NEW ZEALAND: 0.3%
 PRECIOUS METALS: 0.3%
     539,000      Summit Gold NL        $   166,527
                                        -----------
 NORWAY: 0.2%
 ENERGY: 0.2%
      30,000      Alvern Norway AS          163,925
                                        -----------
 RUSSIA: 0.9%
 ENERGY: 0.9%
       1,650      Ural Petroleum
                  Corp.*                    632,494
                                        -----------
 SINGAPORE: 1.2%
 FOREST PRODUCTS: 0.8%
      35,200      Asia Pulp &
                  Paper Co. Ltd.            532,400
                                        -----------
 REAL ESTATE: 0.4%
      90,000      DBS Land Ltd.             284,535
                                        -----------
                                            816,935
                                        -----------
 SWEDEN: 0.6%
 REAL ESTATE: 0.6%
      50,000      Castellum AB              375,842
                                        -----------
 UNITED KINGDOM: 0.3%
 ENERGY: 0.3%
       3,000      British
                  Petroleum PLC
                  (ADR)(b)                  224,625
                                        -----------
 UNITED STATES: 51.2%
 ENERGY: 15.6%
       6,300      Atwood Oceanics
                  Inc.                      422,100
       7,000      BJ Services
                  Company                   375,375
       9,300      ENSCO
                  International
                  Inc.(b)                   490,575
      29,500      Gulf Island
                  Fabrication Inc.          755,938
      30,000      Input/Output
                  Inc.                      543,750
      66,000      KCS Energy, Inc.        1,344,750
      50,000      Key Energy Group          890,625
       2,400      Mobil Corp.(b)            167,700
      10,900      Nuevo Energy
                  Co.(b)                    446,900
      10,000      Ocean Energy
                  Inc.                      462,500
       2,772      Pride Petroleum
                  Services, Inc.             66,528
      46,000      SGI
                  International,
                  Inc.                      152,375
      40,000      Santa Fe Energy
                  Resources, Inc.           587,500
      15,000      Santa Fe
                  International
                  Corp.                     510,000
      36,000      Snyder Oil Corp.          661,500
      25,000      Stone Energy
                  Corp.                     684,375
      28,000      Tosco Corp.               838,250
       8,800      Triton Energy
                  Ltd.(b)                   403,150
      13,400      UTI Energy Corp.          614,725
                                        -----------
                                         10,418,616
                                        -----------
 FERTILIZER: 0.6%
       5,400      Potash Corp. of
                  Saskatchewan
                  Inc.(b)                   405,338
                                        -----------
 FOREST PRODUCTS AND PAPER: 6.5%
      33,250      Buckeye
                  Cellulose
                  Corporation             1,122,188
      13,300      Fort Howard
                  Corp.(b)                  673,313
      20,450      Mead Corporation        1,273,013
      11,400      Rayonier Inc.             479,513
      11,600      Willamette
                  Industries,
                  Inc.(b)                   812,000
                                        -----------
                                          4,360,027
                                        -----------
 INDUSTRIAL METALS: 4.5%
      16,800      Alumax Inc.(b)            637,350
      46,700      LTV Corp.                 665,475
     700,000      Noble Group Ltd.          546,000
      36,400      Titanium Metals
                  Corporation(b)          1,151,150
                                        -----------
                                          2,999,975
                                        -----------
 PRECIOUS METALS: 2.6%
      30,700      Getchell Gold
                  Corporation             1,082,175
      17,000      Newmont Mining
                  Corp.                     663,000
                                        -----------
                                          1,745,175
                                        -----------
 REAL ESTATE: 21.4%
      15,000      Alexandria Real
                  Estate Equities           329,063
      20,000      Arden Realty
                  Group, Inc.               520,000
      27,000      Bedford Property
                  Investors Inc.            543,375
      40,000      Boston
                  Properties, Inc.        1,100,000
      20,000      Boykin Lodging
                  Co.                       478,750

                       See Notes to Financial Statements.

                            Global Hard Assets Fund
               Statement of Net Assets June 30, 1997 (continued)

      NO. OR
 PRINCIPAL AMOUNT
    OF SHARES       SECURITIES(A)    VALUE (NOTE 1)
---------------------------------------------------

        20,000    Brandywine
                  Realty Trust         $    405,000
        15,000    Cali Realty
                  Corp.                     510,000
        22,000    Capstar Hotel
                  Co.(b)                    704,000
        21,500    Carramerica
                  Realty Corp.              618,125
        20,000    Colonial
                  Properties Trust          587,500
        35,000    Cornerstone
                  Properties Inc.           538,125
        15,000    Equity
                  Residential
                  Properties Trust          712,500
        18,000    Excel Realty
                  Trust Inc.                474,750
        20,000    Great Lakes REIT
                  Inc.                      328,750
         8,750    Highwoods
                  Properties, Inc.          280,000
        10,000    Interstate
                  Hotels Co.                294,375
        20,000    Kilroy Realty
                  Corp.                     505,000
        20,000    Liberty Property
                  Trust                     497,500
        12,500    Macerich Co.
                  (The)                     346,875
        35,000    Patriot American
                  Hospitality Inc.          892,500
        26,500    Prentiss
                  Properties Trust          679,063
        24,000    Public Storage
                  Inc.                      702,000
        40,000    Servico Inc.              595,000
        10,000    Starwood Lodging
                  Trust                     426,875
        13,200    TriNet Corporate
                  Realty Trust,
                  Inc.                      436,425
        10,000    Urban Shopping
                  Centers Inc.              318,750
        25,000    Westfield
                  America Inc.              421,875
                                       ------------
                                         14,246,176
                                       ------------
                                         34,175,307
                                       ------------
 TOTAL STOCKS AND OTHER SECURITIES:
 80.7%
 (cost: $48,682,800)                     53,907,422
                                       ------------
 PRINCIPAL AMOUNT      SHORT-        VALUE (NOTE 1)
                  TERM OBLIGATIONS
---------------------------------------------------

    $4,000,000    U.S. Treasury
                  Bill due 7/24/97
                  Interest
                  Yield 4.80%             3,987,554
     4,000,000    U.S. Treasury
                  Bill due 7/24/97
                  Interest
                  Yield 4.97%             3,987,989
       236,000    General Electric
                  Company
                  Commercial Paper
                  due 7/01/97
                  Interest Yield
                  5.90%                     236,000
     3,000,000    General Electric
                  Company
                  Commercial Paper
                  due 7/11/97
                  Interest Yield
                  5.56%                   2,995,367
                                       ------------
 TOTAL SHORT-TERM OBLIGATIONS:
 16.8%
 (amortized cost: $11,206,910)           11,206,910
                                       ------------
 TOTAL INVESTMENTS: 97.5% (cost
 $59,889,710)                            65,114,332
 OTHER ASSETS LESS LIABILITIES:
 2.5%                                     1,647,133
                                       ------------
 NET ASSETS: 100.0%                    $ 66,761,465
                                       ============

(a)Unless otherwise indicated, securities owned are shares of common stock.
(b) Securities segregated for futures contracts.
*Fair value as determined by Board of Trustees.
+Restricted security, see Note 10.
Glossary:
 ADR--American Depositary Receipts
 GDR--Global Depositary Receipts

SUMMARY OF INVESTMENTS BY                                              % OF
INDUSTRY                                                             PORTFOLIO
---------------------------                                          ---------
Energy                                                                 32.0%
Fertilizers                                                             0.6%
Forest Products and Paper                                              11.3%
Industrial Metals                                                       9.1%
Precious Metals                                                         4.9%
Real Estate                                                            24.9%
U.S. Government Obligations                                            12.2%
Commercial Paper                                                        5.0%
                                                                      ------
                                                                      100.0%
                                                                      ======

                       See Notes to Financial Statements.

            Global Hard Assets Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

 ASSETS:
 Investments at value (cost, $59,889,710) (Note 1)                 $65,114,332
 Cash                                                                1,799,395
 Cash--initial margin for futures (Note 6)                             213,300
 Receivables:
 Securities sold                                                     1,814,105
 Capital shares sold                                                 1,333,875
 Interest and dividends                                                117,443
 Deferred organization costs and other assets (Note 1)                  23,805
                                                                   -----------
  Total assets                                                      70,416,255
                                                                   -----------
 LIABILITIES:
 Payables:
 Capital shares redeemed                                               430,365
 Securities purchased                                                3,054,022
 Dividends payable                                                      10,956
 Due to broker-variation margin (Note 6)                                43,866
 Unrealized depreciation on open forward currency contracts
  (Note 7)                                                               1,463
 Accounts payable                                                      114,118
                                                                   -----------
  Total liabilities                                                  3,654,790
                                                                   -----------
 NET ASSETS                                                        $66,761,465
                                                                   ===========
 CLASS A
 Net asset value and redemption price per share
  ($54,869,468/3,512,551)                                               $15.62
                                                                        ======
 Maximum offering price per share (NAV/(1-maximum sales
  commission))                                                          $16.40
                                                                        ======
 CLASS B
 Net asset value, offering price, and redemption price per share
  ($5,809,821/370,320) (Redemption may be subject to a contingent
  deferred sales charge within the first six years of ownership)        $15.69
                                                                        ======
 CLASS C
 Net asset value, offering price and redemption price per share
  ($6,082,176/387,089) (Redemption may be subject to a contingent
  deferred sales charge within the first year of ownership)             $15.71
                                                                        ======
 Net assets consist of:
 Aggregate paid in capital                                         $59,499,255
 Unrealized appreciation of investments, futures and foreign denominated assets, liabilities and foreign forward exchange
  contracts                                                          5,138,625
 Undistributed net investment income                                    16,569
  Undistributed realized gains                                       2,107,016
                                                                   -----------
                                                                   $66,761,465
                                                                   ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INCOME:
Dividends (less foreign taxes withheld of $3,321)                    $397,159
Interest                                                              224,260
                                                                     --------
  Total income                                                        621,419
EXPENSES:
Management (Note 2)                                        $248,489
Distribution Class A (Note 4)                               103,840
Distribution Class B (Note 4)                                19,330
Distribution Class C (Note 4)                                21,478
Administration (Note 2)                                       6,850
Transfer agency                                              55,144
Reports to shareholders                                      25,122
Custody                                                      18,685
Professional                                                 12,187
Registration                                                 12,525
Amortization of organization costs                            3,915
Other                                                        18,981
                                                           --------
Total expenses                                              546,546
Expenses assumed by the Advisor and reduced by a directed
 brokerage arrangements
 (Note 2)                                                   (27,942)
                                                           --------
Net expenses                                                          518,604
                                                                     --------
  Net investment income                                               102,815

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3):
Realized gain from security transactions                          $1,473,929
Realized gain from futures contracts                                 503,084
Realized gain from options                                           190,451
Realized loss from foreign currency transactions                      (5,660)
Change in unrealized appreciation of foreign denominated
 assets, liabilities and foreign forward exchange contracts           (3,080)
Change in unrealized appreciation of investments and futures       1,744,365
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $4,005,904
                                                                  ==========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                FOR THE
                                            SIX MONTHS ENDED
                                                JUNE 30,      YEAR ENDED
                                                  1997       DECEMBER 31,
                                              (UNAUDITED)        1996
                                            ---------------- ------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
 Net investment income                        $    102,815   $   167,874
 Realized gain from security transactions        1,473,929     1,802,548
 Realized gain (loss) from futures
  contracts                                        503,084        (6,413)
 Realized gain (loss) from options                 190,451        (6,085)
 Realized loss from foreign currency
  transactions                                      (5,660)      (18,109)
 Change in unrealized appreciation of
  foreign denominated assets, liabilities
  and foreign forward exchange contracts            (3,080)         (806)
 Change in unrealized appreciation of
  investments and futures                        1,744,365     3,072,207
                                              ------------   -----------
 Increase in net assets resulting from
  operations                                     4,005,904     5,011,216
                                              ------------   -----------
 Dividends to shareholders from:
 Net investment income:
  Class A Shares                                   (69,559)     (138,261)
  Class B Shares                                       --         (6,619)
  Class C Shares                                       --         (5,498)
                                              ------------   -----------
                                                   (69,559)     (150,378)
                                              ------------   -----------
 Tax return of capital:
  Class A Shares                                       --        (24,349)
  Class B Shares                                       --         (1,685)
  Class C Shares                                       --         (1,736)
                                              ------------   -----------
                                                       --        (27,770)
                                              ------------   -----------
 Realized gains:
  Class A Shares                                       --     (1,624,532)
  Class B Shares                                       --       (112,412)
  Class C Shares                                       --       (115,843)
                                              ------------   -----------
                                                       --     (1,852,787)
                                              ------------   -----------
                                                 3,936,345     2,980,281
                                              ------------   -----------
 CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares                                36,854,104    23,268,676
  Class B Shares                                 3,778,838     1,647,285
  Class C Shares                                 5,003,145     1,618,492
                                              ------------   -----------
                                                45,636,087    26,534,453
                                              ------------   -----------
 Reinvestment of dividends:
  Class A Shares                                    58,613     1,573,761
  Class B Shares                                       --         68,637
  Class C Shares                                       --        115,442
                                              ------------   -----------
                                                    58,613     1,757,840
                                              ------------   -----------
 Cost of shares reacquired:
  Class A Shares                               (12,543,044)   (4,153,693)
  Class B Shares                                  (103,942)          (29)
  Class C Shares                                (1,189,190)     (152,978)
                                              ------------   -----------
                                               (13,836,176)   (4,306,700)
                                              ------------   -----------
 Increase in net assets resulting from
  capital share transactions                    31,858,524    23,985,593
                                              ------------   -----------
 Total increase in net assets                   35,794,869    26,965,874
 NET ASSETS:
  Beginning of period                           30,966,596     4,000,722
                                              ------------   -----------
  End of period (including undistributed
   net investment income of $16,569 and
   overdistributed net investment income
   of $(11,027), respectively)                $ 66,761,465   $30,966,596
                                              ============   ===========

                       See Notes to Financial Statements.

                            Global Hard Assets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                       CLASS A                              CLASS B
                      -------------------------------------------- --------------------------
                      FOR THE SIX                                  FOR THE SIX
                        MONTHS                      FOR THE PERIOD   MONTHS    FOR THE PERIOD
                         ENDED      YEAR ENDED       NOVEMBER 2,      ENDED      APRIL 24,
                       JUNE 30,    DECEMBER 31,       1994(A) TO    JUNE 30,     1996(A) TO
                         1997     ----------------   DECEMBER 31,     1997      DECEMBER 31,
                      (UNAUDITED)  1996     1995         1994      (UNAUDITED)      1996
                      ----------- -------  -------  -------------- ----------- --------------
Net Asset Value,
 Beginning of
 Period..........       $ 14.42   $ 10.68  $  9.41     $  9.53       $ 14.50      $ 12.55
                        -------   -------  -------     -------       -------      -------
Income from
 Investment
 Operations:
 Net Investment
  Income.........          0.04      0.15     0.32+      0.010+         0.01         0.11
 Net Gain (Loss)
  on Investments
  (both realized
  and
  unrealized)....          1.18      4.70     1.57      (0.115)         1.18         2.95
                        -------   -------  -------     -------       -------      -------
Total from
 Investment
 Operations......          1.22      4.85     1.89      (0.105)         1.19         3.06
                        -------   -------  -------     -------       -------      -------
Less
 Distributions:
 Dividends from
  Net Investment
  Income.........         (0.02)    (0.14)   (0.62)     (0.015)          --         (0.14)
 Distributions
  from Capital
  Gains..........           --      (0.95)     --          --            --         (0.95)
 Tax Return of
  Capital........           --      (0.02)     --          --            --         (0.02)
                        -------   -------  -------     -------       -------      -------
                          (0.02)    (1.11)   (0.62)     (0.015)          --         (1.11)
                        -------   -------  -------     -------       -------      -------
Net Asset Value,
 End of Period...       $ 15.62   $ 14.42  $ 10.68     $  9.41       $ 15.69      $ 14.50
                        =======   =======  =======     =======       =======      =======
Total Return (b).          8.46%    45.61%   20.09%      (1.10%)        8.21%       24.55%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End
 of Period (000).       $66,761   $27,226   $3,820      $1,419        $5,810       $1,806
Ratio of Gross
 Expenses to
 Average Net
 Assets (c)......          2.01%*    2.63%    4.05%       3.40%         3.15%*       3.27%
Ratio of Net
 Expenses to
 Average Net
 Assets..........          2.00%*    0.72%       0%       0.15%*        2.50%*       1.64%*
Ratio of Net
 Investment
 Income (Loss) to
 Average Net
 Assets..........          0.49%*    1.45%    3.08%       0.84%*        0.03%*        .53%*
Portfolio
 Turnover Rate...         55.77%   163.91%  179.33%          0%        55.77%      163.91%
Average
 Commission Rate
 Paid (d)........       $0.0307   $0.0178                            $0.0307      $0.0178
                                       CLASS C
                      --------------------------------------------
                      FOR THE SIX
                        MONTHS                      FOR THE PERIOD
                         ENDED      YEAR ENDED       NOVEMBER 2,
                       JUNE 30,    DECEMBER 31,       1994(A) TO
                         1997     -----------------  DECEMBER 31,
                      (UNAUDITED)  1996     1995         1994
                      ----------- -------- -------- --------------
Net Asset Value,
 Beginning of
 Period..........       $ 14.52   $ 10.76  $  9.41     $  9.53
                      ----------- -------- -------- --------------
Income from
 Investment
 Operations:
 Net Investment
  Income.........          0.01      0.11     0.34+       0.01+
 Net Gain (Loss)
  on Investments
  (both realized
  and
  unrealized)....          1.18      4.73     1.63       (0.12)
                      ----------- -------- -------- --------------
Total from
 Investment
 Operations......          1.19      4.84     1.97       (0.11)
                      ----------- -------- -------- --------------
Less
 Distributions:
 Dividends from
  Net Investment
  Income.........           --      (0.11)   (0.62)      (0.01)
 Distributions
  from Capital
  Gains..........           --      (0.95)     --          --
 Tax Return of
  Capital........           --      (0.02)     --          --
                      ----------- -------- -------- --------------
                            --      (1.08)   (0.62)      (0.01)
                      ----------- -------- -------- --------------
Net Asset Value,
 End of Period...       $ 15.71   $ 14.52  $ 10.76     $  9.41
                      =========== ======== ======== ==============
Total Return (b).          8.20%    45.18%   20.94%      (1.20%)
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End
 of Period (000).        $6,082    $1,935     $181          $8
Ratio of Gross
 Expenses to
 Average Net
 Assets (c)......          3.22%*    6.02%   37.88%      39.49%
Ratio of Net
 Expenses to
 Average Net
 Assets..........          2.50%*    1.31%       0%       0.56%*
Ratio of Net
 Investment
 Income (Loss) to
 Average Net
 Assets..........        (0.01)%*     .84%    3.30%       0.53%*
Portfolio
 Turnover Rate...         55.77%   163.91%  179.33%          0%
Average
 Commission Rate
 Paid (d)........       $0.0307   $0.0178

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Advisor not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
* Annualized.
+ Based on average shares outstanding.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Hard Assets Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years beginning on November 2, 1994 (commencement of operations).

G. USE OF DERIVATIVE INSTRUMENTS
  OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

  The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $248,489 for investment management and advisory services. The fee was based on an annual rate of 1% of the Fund's average daily net assets. The Advisor agreed to assume expenses exceeding 2% of average daily net assets for the period January 1, 1997 to June 30, 1997 for Class A shares. For Class B and C shares the Advisor agreed to assume expenses in excess of 2.5% of average daily net assets for the period January 1, 1997 to June 30, 1997.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. The Fund had some of the portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Fund's expenses. For the six months ended June 30, 1997, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $1,862.

In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $6,850 for costs incurred in connection with certain administrative and operating functions. Van Eck Securities Corporation (the "Distributor") received $71,517 for the six months ended June 30, 1997 from commissions earned on sales of Class A shares after deducting $430,945 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $47,613,267 and $22,781,847, respectively, for the year ended June 30, 1997. For federal income tax purposes the cost of investments owned at June 30, 1997 was $59,889,710. As of June 30, 1997 net unrealized appreciation for federal income tax purposes aggregated $5,224,622 of which $7,463,121 related to appreciated investments and $2,238,499 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan") the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period November 2, 1994 through June 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 1997, was $424,700 for Class A shares, $73,913 for Class B shares, and $177,896 for Class C shares.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------

NOTE 5--SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (unlimited number of $.001 par value shares authorized):

                    FOR THE SIX
                    MONTHS ENDED
                      JUNE 30,
                        1997         YEAR ENDED
                    (UNAUDITED)  DECEMBER 31, 1996
                    ------------ ------------------
 CLASS A
 Shares sold         2,478,999       1,743,237
 Shares reinvested       3,753         109,716
                     ---------       ---------
                     2,482,752       1,852,953
 Shares reacquired    (858,730)       (321,972)
                     ---------       ---------
 Net increase        1,624,022       1,530,981
                     =========       =========
                    FOR THE SIX
                    MONTHS ENDED
                      JUNE 30,     FOR THE PERIOD
                        1997     APRIL 24, 1996+ TO
                    (UNAUDITED)  DECEMBER 31, 1996
                    ------------ ------------------
 CLASS B
 Shares sold           252,703         119,806
 Shares reinvested         --            4,744
                     ---------       ---------
                       252,703         124,550
 Shares reacquired      (6,931)             (2)
                     ---------       ---------
 Net increase          245,772         124,548
                     =========       =========
                    FOR THE SIX
                    MONTHS ENDED
                      JUNE 30,
                        1997         YEAR ENDED
                    (UNAUDITED)  DECEMBER 31, 1996
                    ------------ ------------------
 CLASS C
 Shares sold           333,575         119,532
 Shares reinvested         --            8,772
                     ---------       ---------
                     ---------
                       333,575         128,304
 Shares reacquired     (79,748)        (11,865)
                     ---------       ---------
 Net increase          253,827         116,439
                     =========       =========

-------
+ Commencement of operations.
NOTE 6--FUTURES CONTRACTS:
As of June 30, 1997, the Fund was long futures contracts. The long aluminum and zinc contracts were acquired in lieu of a direct acquisition of the commodities. The Advisor believes these synthetic positions are a duplication of the purchases of the commodities and believes the futures contracts are more advantageous for operational and liquidity reasons than a direct acquisition of the commodities. In the remote chance the broker cannot fulfill its obligation, the Fund could lose any variation margin due it. Subsequent payments are made or received each day dependent upon the daily fluctuations in the value of the underlying commodity. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying commodity. Realized gains and losses from futures contracts are reported separately.

                                                                    UNREALIZED
                    EXPIRATION     NUMBER OF  CONTRACT   CURRENT   APPRECIATION
LONG                   DATE        CONTRACTS   VALUE      VALUE   (DEPRECIATION)
CONTRACTS:      ------------------ --------- ---------- --------- --------------
Aluminum        August 1, 1997         15    $  610,500 $ 590,742    $(19,758)
Aluminum        August 8, 1997         15       624,563   590,743     (33,820)
Aluminum        September 5, 1997      15       600,000   595,781      (4,219)
Aluminum        September 11, 1997     46     1,870,130 1,827,062     (43,068)
Zinc            September 5, 1997      18       620,100   638,663      18,563
                                                                     --------
Net unrealized
 depreciation                                                         (82,302)
                                                                     ========

NOTE 7--FORWARD CURRENCY CONTRACTS:

The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

At June 30, 1997, the Fund had the following outstanding forward foreign currency contracts:

                                  VALUE AT
                                 SETTLEMENT CURRENT   UNREALIZED
CONTRACT                            DATE     VALUE   DEPRECIATION
--------                         ---------- -------- ------------
FOREIGN CURRENCY BUY CONTRACTS
SGD 209,170 expiring 7/01/97      $146,722  $146,303   $  (419)
SGD 209,002 expiring 7/02/97       146,611   146,186      (425)
FOREIGN CURRENCY SALES CONTRACT
AUD 204,201 expiring 7/02/97       153,257   153,876      (619)
                                                       -------
                                                       $(1,463)
                                                       =======

NOTE 8--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 9--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $3,303.

NOTE 10--RESTRICTED SECURITIES
The following securities are restricted as to sale:

                                                                   PERCENT OF
                                            DATE                   NET ASSETS
                                          ACQUIRED  COST    VALUE  AT 6/30/97
                                          -------- ------- ------- ----------
Brazilian Resources Inc. Special Warrant  3/12/97  223,102 102,063    0.15%
Stellarton Energy Corp. Special Warrant   6/17/97  270,329 315,438    0.47%

Van Eck Family of Funds
-----------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

-------------------------------------------------------------------------------

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus before investing.


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Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
www.vaneck.com

For account assistance please call (800) 544-4653


FR1997-0728-0051

                                 JUNE 30, 1997


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